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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K for the year ended December 31, 2001, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File
Nos. 333-31584 and 333-72760) and on Forms S-8 (File Nos. 33-63267,
33-63269, 33-63271 and 333-85803).


                                               /s/ Arthur Andersen LLP

New Orleans, Louisiana,
March 8, 2002